Supplement dated October 15, 1999 to the Prospectus dated May 3, 1999

Minnesota Life Variable Universal Life Account


The following information supplements the information found under the headings "How can net premiums be allocated?" (page 3) and "Allocation of Net Premiums and Account Value" (page 15).

Effective October 15, for policies under some group-sponsored insurance programs the owner may change allocation instructions for future premiums through an internet transaction site established by Minnesota Life or through any other method made available by us under the group-sponsored insurance program. Allocation instructions made pursuant to an internet transaction site or other method are subject to the same conditions and procedures as would apply to written allocation instructions.


The following information supplements the information found under the headings "How can net premiums be allocated?" (page 3) and "Transfers" (page 21).

Effective October 15, for policies under some group-sponsored insurance programs the owner may submit transfer requests through an internet transaction site established by Minnesota Life or through any other method made available by us under the group-sponsored insurance program. Transfer requests made pursuant to an internet transaction site or other method are subject to the same conditions and procedures as would apply to written transfer requests.

With respect to the order of redemptions from a fund in special situations as identified on page 22, the order will be as follows: all automatic exchanges (for example, dollar cost averaging), written transfer and exchange requests, faxed transfer and exchange requests, and electronic transfer and exchange requests (including telephone and internet transaction site requests).


The following information corrects the information found under the heading "Postponement of Payments" on page 29.

The discussion should note that, if we postpone a payment other than a policy loan payment for more than 31 days, we will pay interest at the greater of the minimum guaranteed annual rate or the minimum rate required by state law. For group-sponsored programs implemented prior to May 3, 1999, the minimum guaranteed annual rate is 4 percent. For group-sponsored programs implemented on or after May 3, 1999, the minimum guaranteed annual rate is 3 percent.



Investors should retain this supplement for future reference.

F. 54111 10-1999